UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported) September 16, 1996




                        CHANTAL PHARMACEUTICAL CORPORATION
             (Exact name of registrant as specified in its charter)


    Delaware                            0-13304                22-2276346
(State or other jurisdiction of      (Commission             (I.R.S. Employer
incorporation or organization)       File Number)           Identification No.)

       12121 Wilshire Boulevard, Los Angeles, California         90025
             (Address of principal executive offices)         (Zip Code)

 Registrant's telephone number, including area code: (310) 207-1950

Item 4.       Changes at Registrant's Certifying Accountant
              ---------------------------------------------

     On September 16, 1996, the Registrant engaged BDO Seidman, LLP. as the Registrant's independent certified public accountant to report on the Company's financial statements for the fiscal year ended June 30, 1996, and the financial statements of Registrant's 90% owned subsidiary Chantal Skin Care Corporation for the year ended June 30, 1996. In the past two years and any interim period, neither the Registrant nor its 90% owned subsidiary have consulted with BDO Seidman, LLP. on the application of accounting principles or the type of audit opinion or any other matter.



                                    SIGNATURES
                                    ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     CHANTAL PHARMACEUTICAL CORPORATION
                                     ----------------------------------
                                              (Registrant)




                                     By:  /s/ CHANTAL BURNISON
                                        -------------------------------
                                          Chantal Burnison
                                          Chairman and Chief Executive Officer

Dated: September 23, 1996